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                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) December 9, 1998
                                                       ----------------


                             SpatiaLight, Inc.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)


             New York                  000-19828                16-1363082
   ----------------------------       ------------          -------------------
   (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)



     8-C Commercial Boulevard, Novato, California               94949-6125
     --------------------------------------------               ----------
       (Address of principal executive offices)                 (Zip Code)

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     Registrant's telephone number, including area code  (415) 883-1693
                                                         --------------


                                Not Applicable
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On November 13, 1998, the Registrant issued Convertible Secured
Notes to twenty investors (the "Lenders") for an aggregate purchase price of $1,362,499 (the "Notes"). The Lenders have already delivered funds equal to 25% of the aggregate purchase price, and are obliged to deliver an additional
25% when (i) the Registrant's 1280 x 1024 liquid crystal display design is delivered to the foundry; (ii) the Registrant shall have demonstrated a fully functioning projection display unit, and (iii) a study of the Registrant's intellectual property, to be conducted by a third party agreed upon by the Registrant and the Lenders, shall have been completed. The Notes are secured by the assets of the Registrant, and the principal and accrued interest under the notes is due and payable in full on December 31, 1998 unless the Registrant elects to exercise its option to extend the maturity date of the Notes until December 31, 1999, which option is subject to the fulfillment of the following conditions: (i) the Registrant has developed and demonstrated a fully functioning projection display unit; (ii) the Registrant has entered into one or more written agreements which will generate not less than $250,000.00 of revenue for the Registrant prior to December 31, 1999; and
(iii) the Registrant has paid all interest accrued on the principal amount outstanding under the Notes through December 31, 1998. The Notes bear interest at a rate of 6% per annum, and are convertible, at the option of the holders, into shares of the Registrant's Common Stock at a conversion price of $0.75 per share. The following events, among others, are considered an event of default under the Notes: (i) the failure of the Registrant to deliver audited financial statements for the fiscal years ending December 31, 1997 and December 31, 1998 to the Lenders on or before March 31, 1998; (ii) the Registrant's actual revenues are less than 75% of certain projections delivered to the Lenders for any calendar quarter beginning after December
31, 1998 and (iii) the death, total disability or resignation or removal of Robert Olins from the board of directors of the Registrant.

         The foregoing description of the Convertible Secured Notes financing is qualified in its entirety by the Convertible Secured Loan Agreements by and between the Registrant and each of the Lenders, and the other agreements and instruments executed in connection therewith, copies of the form of which are incorporated by reference as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of business acquired.

                 Not applicable.

         (b)     Pro forma financial information.

                 Not applicable.

         (c)     Exhibits.
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
Exhibit
  No.                                   Description
-------                                 -----------
  4.1            Form of Convertible Secured Loan Agreement (incorporated by reference to Exhibit 3 of the
                 Lenders' Schedule 13D, as filed with the Commission as of November 25, 1998)
  4.2            Form of Convertible Secured Note (incorporated by reference to Exhibit 2 of the Lenders'
                 Schedule 13D, as filed with the Commission as of November 25, 1998)
  4.3            Form of Security Agreement (incorporated by reference to Exhibit 4 of the Lenders'
                 Schedule 13D, as filed with the Commission as of November 25, 1998)
  4.4            Form of Intercreditor Agreement (incorporated by reference to Exhibit 5 of the Lenders'
                 Schedule 13D, as filed with the Commission as of November 25, 1998)
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
  4.5            Form of Registration Rights Agreement (incorporated by reference to Exhibit 6 in the
                 Lenders' Schedule 13D, as filed with the Commission as of November 25, 1998)
  4.6            Form of Note Holder's Representative Agreement (incorporated by reference to Exhibit 7 in the Lenders' Schedule 13D, as filed with the Commission as of November 25, 1998)
 99.1            Press Release of SpatiaLight, Inc. dated December 2, 1998
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                                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SPATIALIGHT, INC.


Date: December 9, 1998                         By: /s/ Michael H. Burney
                                                   ---------------------------
                                                   Chief Executive Officer
                                                   (Principal Executive
                                                   Financial and Accounting
                                                   Officer)

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                                      EXHIBIT INDEX

Exhibit
  No.                                  Description
-------                                -----------
  4.1            Form of Convertible Secured Loan Agreement (incorporated by reference to Exhibit 3 of the
                 Lenders' Schedule 13D, as filed with the Commission as of November 25, 1998)
  4.2            Form of Convertible Secured Note  (incorporated by reference to Exhibit 2 of the Lenders'
                 Schedule 13D, as filed with the Commission as of November 25, 1998)
  4.3            Form of Security Agreement with the Commission (incorporated by reference to Exhibit 4 of the Lenders' Schedule 13D, as filed with the Commission as of November 25, 1998)
  4.4            Form of Intercreditor Agreement with the Commission (incorporated by reference to Exhibit 5 of the Lenders' Schedule 13D, as filed with the Commission as of November 25, 1998)
  4.5            Form of Registration Rights Agreement (incorporated by reference to Exhibit 6 in the
                 Lenders' Schedule 13D, as filed with the Commission as of November 25, 1998)
  4.6            Form of Note Holder's Representative Agreement (incorporated by reference to Exhibit 7 in the Lenders' Schedule 13D, as filed with the Commission as of November 25, 1998)
 99.1            Press Release of SpatiaLight, Inc. dated December 2, 1998
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